
A Brighter View

Capital Markets Update
May 2011

MAA

MAA's Strategy

- **Full Cycle Performance Objective**
  - High quality recurring revenues
  - Lower volatility over full cycle
  - Secure and growing dividend
- **Sunbelt Region Focus**
  - Superior demand side performance
  - Competitive advantages to manage supply pressure
- **Large and Secondary Market Focus**
  - Full cycle performance profile
  - Create value in pricing & operating inefficiencies
- **Outperform Local Market Norms**
  - Strong property and asset management
  - Scope and sophistication of operating platform
  - Optimize people component
- **Value Investor With Active Deal Flow**
  - Extensive knowledge and market relationships
  - Due diligence and strong execution capabilities
- **Disciplined Capital Deployment Protocols**
  - Limited approach to new development
  - Forecasting discipline
  - IRR driven





Successful Public Platform

- MAA total shareholder return has significantly outperformed the sector
- Annual compounded return to shareholders over the last 10 years has been 18.4%
- One of only three multifamily REITs to not reduce dividend over the past 15 years

Annual Compounded Shareholder Return[1]

	MAA	Sector Avg.
3 Year	14.9%	10.3%
5 Year	8.6%	4.7%
10 Year	18.4%	12.3%

MAA Annual Dividend and FFO/Share[2]



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F
Dividend
FFO/Share

15 Year Compounded Dividend Growth



2.0%
1.0%
0.0%
1.4%
0.5%
MAA
Sector

(1) SNL Financial 3/31/11

(2) FFO/Share for 2003 and 2010 excludes non-routine items

Outperforming Sector Over Full Cycle

Better full cycle performance, with lower volatility, drives stronger and more consistent long-term performance for MAA shareholders

2004-2011F		
	NOI	Std Dev
MAA	2.6%	3.2%
Sector	2.2%	4.3%



Repositioned portfolio and strengthened platform = stronger "up" cycle performance profile
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F
Sector Average
MAA

Source: Greenstreet Advisors Residential Sector Update 3-2-11 and company filings

Well Positioned for Recovery Cycle

- Pro-business environment
- More access to lower cost labor
  - "Right to Work" region
- Strong distribution and logistics structure
- Positive demographic flow
- Lower cost of living
- Lower taxes
  - No state income taxes in TX, TN, FL
- Higher job growth and household formation trends
- Import/export and port activities expected to significantly grow

MAA Market Diversification



Well Positioned for Recovery Cycle

Employment growth in MAA's markets expected to outpace the national average and the major institutional markets.


Annual Employment Growth
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2010
2011
2012
2013
2014
National MSA Average
MAA Large Markets
MAA Secondary Markets
Major Institutional Markets

Annual Compounded Employment Growth (2011-2014):

All MAA Markets: 2.8%

National MSA Average: 2.3%

Note: Approximately 80% of the entire Apartment REIT Sector portfolio is located in the Major Institutional Markets group considered above.

Source: Moody's economy.com

Well Positioned for Recovery Cycle

- According to REIS, for the U.S. as a whole, average annual completions from 2011-2015 are expected to drop 39%.
- In MAA's markets, this drop is expected to exceed 56% and near 59% in MAA's large markets.
- The greatest regional drop is expected to occur in the Southwest region (primarily Texas), at 64%.

Multifamily Completions			
	Average 1999-2010	Projected Average 2011-2015	% Drop in Average Annual Supply
All MAA Markets	67,265	29,509	56.1%
Large MAA Markets	56,325	23,270	58.7%
Secondary MAA Markets	10,940	6,239	43.0%
U.S.	129,790	78,965	39.2%
West	33,328	24,791	25.6%
Northeast	12,300	8,445	31.3%
Midwest	12,447	9,506	23.6%
South Atlantic	41,724	25,415	39.1%
Southwest	29,991	10,808	64.0%

Source: REIS

External Growth

- Significant deal flow and opportunities as a result of long established regional focus and in-place networks.
- Extensive market and sub-market knowledge supports accurate and timely analysis.
- Strong property management and asset management capabilities support accurate underwriting and ability to identify opportunities.
- Strong balance sheet enables quick and assured execution for sellers.
- Strong execution capabilities enables ability to handle more complex transactions/more attractive opportunities.
- Competitive advantage within region and markets drives ability to outperform market norms and create value; versus hyper competitive environment in heavy institutional markets where value creation is more challenged.





External Growth

- Aggregate actual cash flows have exceeded proforma
- Outperformed expectations despite significant economic downturn
- Disciplined protocols for deploying capital
- Creating value through the acquisition process and on-going management



Cash Flows on New Acquisitions
Actual v. Proforma ($000's)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$132,000
$131,000
$130,000
$129,000
$128,000
$127,000
$126,000
$125,000
$131,106
$127,544
2003
2004
2005
2006
2007
2008
2009
2010
Total
Actual
Proforma

Note: As an IRR buyer, total cash flows include NOI, capital expenditures and financing costs.

Creating Value through External Growth


NOI Operating Margin
60.0%
55.0%
50.0%
45.0%
40.0%
Pre Acquisition Operating Margin, 52.3%
2010 Operating Margin, 56.0%


Total Property Value ($000's)
$700,000
$600,000
$500,000
$400,000
$300,000
Aggregate Purchase Price, $524,146
Aggregate Value, $645,676

- Significant improvement in operating margins drives value creation
- MAA able to create value that less sophisticated operating platforms are unable to achieve
- Capabilities and platform strength include:
  - Yield management systems and aggressive pricing management practices
  - Sophisticated utility management and bill-back capabilities
  - Superior inventory management capabilities
  - Disciplined lease approval and qualifying standards
  - Proactive collections
  - Highly automated leasing and lease renewal programs
  - Extensive training and on-site skills development
  - Active and "hands on" management approach

Note: Analysis based on all fully stabilized properties acquired since 2003 (total of 19 properties). Aggregate current value ($646MM) determined by using same cap rate at time of purchase against the higher NOI achieved by the MAA platform.

Solid Balance Sheet Position

- Balance Sheet significantly strengthened over last ten years
- Total leverage (Debt + Preferred) reduced 18% over last ten years
- Debt to EBITDA and fixed charge coverage better than sector median



FFO/Share
Debt+Pref/Gross Assets
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
70%
65%
60%
55%
50%
45%
40%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F



Fixed Charge Coverage*
3.5
3.0
2.5
2.0
1.5
1.0
MAA
Sector



Debt to EBITDA*
8.6
8.4
8.2
8.0
7.8
7.6
7.4
7.2
7.0
MAA
Sector

*Source: BMO Capital Market s Update (5/02/11)

Positioning Balance Sheet for Future

- Current financing advantage
  - Low cost "legacy" contracts
  - Mature in tranches 2011-2018
  - Capacity and flexibility to grow

- Taking advantage of environment
  - Increasing fixed rate debt to 90%
  - Using long terms (7-10 years), increasing average maturity
  - Building lender relationships

- Long term plans
  - Broaden capital sources
  - Increasing unencumbered asset pool

MAA Debt/Market Cap 3/31/2011



37%
$1.45B
$2.45B
63%
Debt
Common Equity

Attractive Pricing Opportunity

- MAA is currently priced at an implied cap rate discount to the sector average.
- However, MAA's historical long-term internal same store growth (and overall FFO growth) performance exceeds the sector average; established record of exceeding regional 'market' performance levels and sector 'averages'.
- Outlook for continued 'out-performance' is positive.


Total Implied Unleveraged Return
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.2%
4.9%
2.6%
5.5%
Sector Average
MAA
Market Implied Cap Rate
Same Store Growth

Implied 10 Year IRR:

- MAA outperforms by 100 bps on unleveraged basis with continued cap rate discount.
- MAA outperforms by 180 bps on a leveraged basis.
- MAA outperforms by 320 bps on a leveraged basis by capturing the sector's current average cap rate.

Source: Cap rate data from BMO Capital Markets Update (5/02/11) and same store data from Green Street Mar '11 Residential Sector Update and company filings (last full cycle 2004-2011).

Attractive Pricing Opportunity

From 2000-2010, the compounded annual growth rate of MAA's FFO/share is 2nd highest in the sector. Despite this performance, future growth priced into the current stock price is 2nd to last in the sector

FFO/Share Compounded Annual Growth Rate (2000-10)


4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
ESS
MAA
AVB
HME
EQR
CPT
UDR
AEC
BRE
PPS
CLP
AIV

% of Stock Price Attributable to Future Growth *


70%
60%
50%
40%
30%
20%
10%
0%
AVB
PPS
ESS
EQR
BRE
CPT
UDR
CLP
HME
AIV
MAA
AEC

* 2011 FFO/assumed 10 % required return = stock price assuming no growth; no growth value as a % of current share price
Source: SNL Financial

Summary

- Unique strategy with proven long-term performance
- Established and proven public platform
- Solid internal growth prospects
- Competitive strengths enables regional outperformance
- Disciplined approach to capital deployment
- Solid balance sheet position
- Well positioned to perform as compared to the sector
- Attractive buying opportunity





MAA

A Brighter View

End of Presentation

Eric Bolton
CEO
901-248-4127
eric.bolton@maac.com

Al Campbell
CFO
901-248-4169
al.campbell@maac.com

Leslie Wolfgang
External Reporting
901-248-4126
leslie.wolfgang@maac.com

Jennifer Patrick
Investor Relations
901-435-5371
jennifer.patrick@maac.com

http://ir.maac.com